UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2007

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42-47 Lower Mount Street, Dublin 2, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 541-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 14, 2007, Critical Path, Inc. (the “Company”) and Computershare Trust Company, N.A., as successor to Computershare Trust Company, Inc. (“Computershare”), entered into an amendment (“Amendment No. 9”) to the Preferred Stock Rights Agreement, dated as of March 19, 2001, between the Company and Computershare, as Rights Agent, as amended by Amendment No. 1, dated as of November 6, 2001, Amendment No. 2, dated as of November 18, 2003, Amendment No. 3, dated as of January 16, 2004, Amendment No. 4, dated as of March 9, 2004, Amendment No. 5, dated as of June 24, 2004, Amendment No. 6, dated as of December 29, 2004, Amendment No. 7, dated as of February 10, 2005, and Amendment No. 8, dated as of October 26, 2007 (collectively, the “Rights Agreement”). Capitalized terms not defined herein have the meaning set forth in the Rights Agreement.

Among other things, Amendment No. 9 amends the definition of “Beneficial Ownership” under the Rights Agreement to provide that no person that Beneficially Owns any securities of Parent or Merger Sub (a “Parent/Merger Sub Shareholder”) shall be deemed as a result of the Merger Agreement to Beneficially Own any securities of the Company. The amendment also provides that no person who enters into a voting agreement with any Parent/Merger Sub Shareholder in connection with the Merger Agreement shall be deemed, as a result of being a party to such voting agreement, to Beneficially Own any securities of the Company. The amendment further provides, for the avoidance of doubt, that the Merger Agreement, as well as the transactions, agreements, arrangements, actions, understandings or relationships contemplated by the Merger Agreement, are to be disregarded in the determination of (i) whether a person is an “Acquiring Person,” (ii) whether a person Beneficially Owns any of the Company’s securities and (iii) whether a “Triggering Event” has taken place.

The foregoing description of the terms of Amendment No. 9 is qualified in its entirety by reference to the copy of Amendment No. 9, filed with this report as Exhibit 4.10, incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The disclosure under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.8	Amendment No. 7 to Preferred Stock Rights Agreement dated as of February 10, 2005 between the Company and Computershare Trust Company, Inc. (filed as Exhibit 4.8 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.9	Amendment No. 8 to Preferred Stock Rights Agreement dated as of October 26, 2007 between the Company and Computershare Trust Company, N.A. (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.10	Amendment No. 9 to Preferred Stock Rights Agreement, dated as of December 14, 2007, by and between Critical Path, Inc. and Computershare Trust Company, N.A.*

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2007

CRITICAL PATH, INC.

By:	/s/ James A. Clark
James A. Clark Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.8	Amendment No. 7 to Preferred Stock Rights Agreement dated as of February 10, 2005 between the Company and Computershare Trust Company, Inc. (filed as Exhibit 4.8 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.9	Amendment No. 8 to Preferred Stock Rights Agreement dated as of October 26, 2007 between the Company and Computershare Trust Company, N.A. (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 000-25331) and incorporated herein by reference).

4.10	Amendment No. 9 to Preferred Stock Rights Agreement, dated as of December 14, 2007, by and between Critical Path, Inc. and Computershare Trust Company, N.A.*

*	filed herewith